Exhibit 99.2
FIRST QUARTER 2025
SUPPLEMENTAL DATA
MARCH 31, 2025

2

ABOUT PARK AND SAFE HARBOR DISCLOSURE
About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 40 premium-branded hotels and resorts with approximately 25,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park’s decision to cease payments on its $725 million non-recourse CMBS loan (“SF Mortgage Loan”) secured by two of Park’s San Francisco hotels – the 1,921-room Hilton San Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the “Hilton San Francisco Hotels”) and the lender’s exercise of its remedies, including placing such hotels into receivership, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of Park’s indebtedness, the completion of capital allocation priorities, the expected repurchase of Park’s stock, the impact from macroeconomic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation, executive action or regulations, tariffs, the expected completion of anticipated dispositions, the declaration, payment and any change in amounts of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,”
“should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words.
You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond
Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item
1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Park’s filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park presents certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Nareit FFO attributable to stockholders,
Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA
margin, Net Debt and Net Debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income
(loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

3
HILTON NEW ORLEANS RIVERSIDE
TABLE OF CONTENTS

4
WALDORF ASTORIA ORLANDO
FINANCIAL
STATEMENTS

5
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, except share and per share data)	March 31, 2025	December 31, 2024
	(unaudited)
ASSETS
Property and equipment, net	$7,317	$7,398
Contract asset	836	820
Intangibles, net	41	41
Cash and cash equivalents	233	402
Restricted cash	27	38
Accounts receivable, net of allowance for doubtful accounts of $3 and $4	125	131
Prepaid expenses	66	69
Other assets	70	71
Operating lease right-of-use assets	186	191
TOTAL ASSETS (variable interest entities – $208 and $223)	$8,901	$9,161
LIABILITIES AND EQUITY
Liabilities
Debt	$3,841	$3,841
Debt associated with hotels in receivership	725	725
Accrued interest associated with hotels in receivership	111	95
Accounts payable and accrued expenses	212	226
Dividends payable	54	138
Due to hotel managers	110	138
Other liabilities	190	179
Operating lease liabilities	222	225
Total liabilities (variable interest entities – $200 and $201)	5,465	5,567
Stockholders’ Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 200,815,720 shares issued and 199,782,608 shares outstanding as of March 31, 2025 and 203,407,320 shares issued and 202,553,194 shares outstanding as of December 31, 2024	2	2
Additional paid-in capital	4,017	4,063
Accumulated deficit	(525)	(420)
Total stockholders’ equity	3,494	3,645
Noncontrolling interests	(58)	(51)
Total equity	3,436	3,594
TOTAL LIABILITIES AND EQUITY	$8,901	$9,161

6
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in millions, except per share data)	Three Months Ended March 31,
	2025	2024
Revenues
Rooms	$363	$374
Food and beverage	182	182
Ancillary hotel	63	62
Other	22	21
Total revenues	630	639

Operating expenses
Rooms	100	102
Food and beverage	123	123
Other departmental and support	151	145
Other property	57	52
Management fees	30	30
Impairment and casualty loss	70	6
Depreciation and amortization	69	65
Corporate general and administrative	18	17
Other	21	21
Total expenses	639	561

Gain on derecognition of assets	16	14

Operating income	7	92

Interest income	3	5
Interest expense	(52)	(53)
Interest expense associated with hotels in receivership	(16)	(14)
Other gain, net	2	—

(Loss) income before income taxes	(56)	30
Income tax expense	(1)	(1)
Net (loss) income	(57)	29
Net income attributable to noncontrolling interests	—	(1)
Net (loss) income attributable to stockholders	$(57)	$28

(Loss) earnings per share:
(Loss) earnings per share – Basic	$(0.29)	$0.13
(Loss) earnings per share – Diluted	$(0.29)	$0.13

Weighted average shares outstanding – Basic	200	209
Weighted average shares outstanding – Diluted	200	211

7
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY
FINANCIAL
INFORMATION

8
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
EBITDA AND ADJUSTED EBITDA

(unaudited, in millions)	Three Months Ended March 31,
	2025	2024
Net (loss) income	$(57)	$29
Depreciation and amortization expense	69	65
Interest income	(3)	(5)
Interest expense	52	53
Interest expense associated with hotels in receivership(1)	16	14
Income tax expense	1	1
Interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	3
EBITDA	80	160
Gain on derecognition of assets(1)	(16)	(14)
Share-based compensation expense	4	4
Impairment and casualty loss	70	6
Other items	6	6
Adjusted EBITDA	$144	$162
_____________________________________
(1)For the three months ended March 31, 2025 and 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.

9
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
COMPARABLE HOTEL ADJUSTED EBITDA AND COMPARABLE HOTEL
    ADJUSTED EBITDA MARGIN

(unaudited, dollars in millions)
	Three Months Ended March 31,
	2025	2024
Adjusted EBITDA	$144	$162
Less: Adjusted EBITDA from investments in affiliates	(8)	(8)
Add: All other(1)	15	15
Comparable Hotel Adjusted EBITDA	$151	$169

	Three Months Ended March 31,
	2025	2024
Total Revenues	$630	$639
Less: Other revenue	(22)	(21)
Less: Revenues from hotels disposed of	—	(8)
Comparable Hotel Revenues	$608	$610

	Three Months Ended March 31,
	2025	2024	Change(2)
Total Revenues	$630	$639	(1.4)%
Operating income	$7	$92	(92.6)%
Operating income margin(2)	1.1%	14.5%	(1,340) bps

Comparable Hotel Revenues	$608	$610	(0.5)%
Comparable Hotel Adjusted EBITDA	$151	$169	(10.4)%
Comparable Hotel Adjusted EBITDA margin(2)	24.9%	27.7%	(280) bps
______________________________________________________________
(1)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2)Percentages are calculated based on unrounded numbers.

10
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NAREIT FFO AND ADJUSTED FFO

(unaudited, in millions, except per share data)	Three Months Ended March 31,
	2025	2024
Net (loss) income attributable to stockholders	$(57)	$28
Depreciation and amortization expense	69	65
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)
Gain on derecognition of assets(1)	(16)	(14)
Impairment loss	70	5
Pro rata FFO of investments in affiliates	1	1
Nareit FFO attributable to stockholders	66	84
Casualty loss	—	1
Share-based compensation expense	4	4
Interest expense associated with hotels in receivership(1)	16	14
Other items	6	8
Adjusted FFO attributable to stockholders	$92	$111
Nareit FFO per share – Diluted(2)	$0.33	$0.40
Adjusted FFO per share – Diluted(2)	$0.46	$0.52
Weighted average shares outstanding – Diluted(3)	201	211
__________________________________________________________________________
(1)For the three months ended March 31, 2025 and 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)Per share amounts are calculated based on unrounded numbers.
(3)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of March 31, 2025, see page 5.

11
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
GENERAL AND ADMINISTRATIVE EXPENSES

(unaudited, in millions)	Three Months Ended March 31,
	2025	2024
Corporate general and administrative expenses	$18	$17
Less:
Share-based compensation expense	4	4
Other corporate expenses	1	—
G&A, excluding expenses not included in Adjusted EBITDA	$13	$13

12
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NET DEBT AND NET DEBT TO COMPARABLE ADJUSTED EBITDA RATIO

(unaudited, in millions)
	March 31, 2025	December 31, 2024
Debt	$3,841	$3,841
Add: unamortized deferred financing costs and discount	22	24
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,863	3,865
Add: Park’s share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	157	157
Less: cash and cash equivalents	(233)	(402)
Less: restricted cash	(27)	(38)
Net Debt	$3,760	$3,582
TTM Comparable Adjusted EBITDA(1)	$632	$649
Net Debt to TTM Comparable Adjusted EBITDA ratio	5.95x	5.52x
_____________________________________
(1)See pages 30 and 31 for trailing twelve months (“TTM”) Comparable Adjusted EBITDA as of March 31, 2025 and December 31, 2024, respectively.

13
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND
ASSUMPTIONS

14
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
FULL-YEAR 2025 OUTLOOK

Park expects full-year 2025 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Full-Year 2025 Outlook as of May 5, 2025		Full-Year 2025 Outlook as of February 19, 2025		Change at Midpoint
Metric	Low	High	Low	High

Comparable RevPAR	$185	$191	$187	$192	$(2)
Comparable RevPAR change vs. 2024	(1.0)%	2.0%	0.0%	3.0%	(100) bps
Comparable RevPAR, excluding the Royal Palm South Beach Miami	$186	$192	$188	$194	$(2)
Comparable RevPAR change vs. 2024, excluding the Royal Palm South Beach Miami	0.0%	3.0%	1.0%	4.0%	(100)%

Net (loss) income	$(8)	$52	$87	$147	$(95)
Net (loss) income attributable to stockholders	$(16)	$44	$79	$139	$(95)
(Loss) earnings per share – Diluted(1)	$(0.08)	$0.22	$0.39	$0.69	$(0.47)
Operating income	$243	$304	$338	$398	$(95)
Operating income margin	9.5%	11.5%	13.0%	14.9%	(350) bps

Adjusted EBITDA	$590	$650	$610	$670	$(20)
Comparable Hotel Adjusted EBITDA margin(1)	25.6%	27.2%	26.1%	27.7%	(50) bps
Comparable Hotel Adjusted EBITDA margin change vs. 2024(1)	(190) bps	(30)bps	(140) bps	20bps	(50) bps
Adjusted FFO per share – Diluted(1)	$1.79	$2.09	$1.90	$2.20	$(0.11)
__________________________________________________________________________
(1)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Except where noted, includes the impact of renovations at the Royal Palm South Beach Miami, a Tribute Portfolio Resort, of approximately $17 million of
Hotel Adjusted EBITDA and 40 bps of Comparable Hotel Adjusted EBITDA margin;
•Adjusted FFO excludes $35 million of default interest and late payment administrative fees associated with default of the SF Mortgage Loan through July
15, 2025 (when the receivership is currently expected to end), which began in June 2023 and is required to be recognized in interest expense until legal titles to the Hilton San Francisco Hotels are transferred;
•Fully diluted weighted average shares for the full-year 2025 of 200 million; and
•Park’s portfolio as of May 5, 2025 and does not take into account potential future acquisitions, dispositions or any financing transactions, which could result in a material change to Park’s outlook.
Park’s full-year 2025 outlook is based on several factors, many of which are outside the Company’s control, including uncertainty surrounding macro-economic factors, such as inflation, changes in interest rates and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change. Additionally, Park’s full-year 2025 outlook does not include assumptions around the incremental impact of tariff announcements
(including any foreign tariffs announced in response to changes in U.S. trade policy), or changes in travel patterns to the United States as a result of tariff or trade policy, as the net effect of such announcements cannot be ascertained or quantified at this time.

15
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
EBITDA, ADJUSTED EBITDA, COMPARABLE HOTEL ADJUSTED EBITDA AND
    COMPARABLE HOTEL ADJUSTED EBITDA MARGIN

	Year Ending
(unaudited, in millions)	December 31, 2025
	Low Case	High Case
Net (loss) income	$(8)	$52
Depreciation and amortization expense	272	272
Interest income	(8)	(8)
Interest expense	209	209
Interest expense associated with hotels in receivership	35	35
Income tax expense	14	14
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	9	9
EBITDA	523	583
Gain on derecognition of assets	(35)	(35)
Share-based compensation expense	19	19
Impairment loss	70	70
Other items	13	13
Adjusted EBITDA	590	650
Less: Adjusted EBITDA from investments in affiliates	(18)	(19)
Add: All other	61	61
Comparable Hotel Adjusted EBITDA	$633	$692

16
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
EBITDA, ADJUSTED EBITDA, COMPARABLE HOTEL ADJUSTED EBITDA AND
    COMPARABLE HOTEL ADJUSTED EBITDA MARGIN (CONTINUED)

	Year Ending
	December 31, 2025
	Low Case	High Case
Total Revenues	$2,569	$2,643
Less: Other revenue	(93)	(93)
Comparable Hotel Revenues	$2,476	$2,550

	Year Ending
	December 31, 2025
	Low Case	High Case
Total Revenues	$2,569	$2,643
Operating income	$243	$304
Operating income margin(1)	9.5%	11.5%

Comparable Hotel Revenues	$2,476	$2,550
Comparable Hotel Adjusted EBITDA	$633	$692
Comparable Hotel Adjusted EBITDA margin(1)	25.6%	27.2%
_______________________________________________________________________________
(1)Percentages are calculated based on unrounded numbers.

17
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
NAREIT FFO AND ADJUSTED FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2025
	Low Case	High Case
Net (loss) income attributable to stockholders	$(16)	$44
Depreciation and amortization expense	272	272
Depreciation and amortization expense attributable to noncontrolling interests	(3)	(3)
Gain on derecognition of assets	(35)	(35)
Impairment loss	70	70
Equity investment adjustments:
Equity in earnings from investments in affiliates	(1)	(1)
Pro rata FFO of equity investments	6	6
Nareit FFO attributable to stockholders	293	353
Share-based compensation expense	19	19
Interest expense associated with hotels in receivership	35	35
Other items	12	12
Adjusted FFO attributable to stockholders	$359	$419
Adjusted FFO per share – Diluted(1)	$1.79	$2.09
Weighted average diluted shares outstanding	200	200
_____________________________________
(1)Per share amounts are calculated based on unrounded numbers.

18
HILTON WAIKOLOA VILLAGE
PORTFOLIO
AND
OPERATING
METRICS

19
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
HOTEL PORTFOLIO AS OF MAY 5, 2025

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Comparable Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,872	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	234,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	87,000	Leasehold	100%	—
Hilton Waikoloa Village	653	Hawaii	241,000	Fee Simple	100%	—
Caribe Hilton	652	Puerto Rico	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$52
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
The Wade(1)	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$124
Waldorf Astoria Orlando	502	Orlando	121,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	35,000	Fee Simple	100%	—
The Midland Hotel, a Tribute Portfolio Hotel(2)	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$156
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman’s Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—
_____________________________________
(1)In February 2025, the W Chicago – Lakeshore was converted to The Wade.
(2)In January 2025, the W Chicago – City Center was converted to The Midland Hotel, a Tribute Portfolio Hotel.

20
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
HOTEL PORTFOLIO AS OF MAY 5, 2025 (CONTINUED)

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Comparable Portfolio (continued)

DoubleTree Hotel San Diego – Mission Valley	300	Southern California	35,000	Leasehold	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	27,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Comparable Portfolio (37 Hotels)	22,711		2,173,000			$1,637

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$105
Capital Hilton	559	Washington, D.C.	30,000	Fee Simple	25%	$27
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (3 Hotels)	2,271		277,000			$157

Grand Total (40 Hotels)	24,982		2,450,000			$1,794
_____________________________________
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

21
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: Q1 2025 VS Q1 2024

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	1Q25	1Q24	Change(1)	1Q25	1Q24	Change	1Q25	1Q24	Change(1)	1Q25	1Q24	Change(1)
Hawaii	2	3,525	$303.66	$311.13	(2.4)%	78.4%	90.2%	(11.8)% pts	$237.92	$280.53	(15.2)%	$420.59	$480.70	(12.5)%
Orlando	3	2,325	295.00	283.63	4.0	79.9	74.2	5.7	235.80	210.46	12.0	512.50	454.95	12.6
New York	1	1,878	269.13	254.83	5.6	70.6	74.8	(4.2)	189.87	190.37	(0.3)	304.26	324.03	(6.1)
New Orleans	1	1,622	260.85	227.65	14.6	69.0	75.0	(6.0)	180.02	170.75	5.4	323.96	299.65	8.1
Boston	3	1,536	191.84	191.00	0.4	73.2	74.2	(1.0)	140.52	141.85	(0.9)	192.94	197.40	(2.3)
Southern California	5	1,773	199.32	199.19	0.1	75.2	74.6	0.6	149.84	148.65	0.8	242.06	240.57	0.6
Key West	2	461	687.05	671.01	2.4	88.8	84.1	4.7	610.36	564.62	8.1	898.47	798.39	12.5
Chicago	3	2,467	171.44	166.20	3.1	41.3	41.8	(0.5)	70.84	69.45	2.0	130.81	120.98	8.1
Puerto Rico	1	652	341.93	347.89	(1.7)	92.2	83.7	8.5	315.29	291.32	8.2	456.78	416.97	9.5
Washington, D.C.	2	1,085	199.92	181.36	10.2	68.9	66.9	2.0	137.80	121.32	13.6	199.82	183.80	8.7
Denver	1	613	166.01	170.58	(2.7)	57.7	63.5	(5.8)	95.77	108.28	(11.6)	154.19	161.09	(4.3)
Miami	1	393	358.65	350.53	2.3	86.4	86.5	(0.1)	309.76	303.19	2.2	400.66	384.82	4.1
Seattle	2	1,246	137.92	134.63	2.4	66.9	67.7	(0.8)	92.25	91.14	1.2	133.57	134.46	(0.7)
San Francisco	2	660	316.09	313.07	1.0	69.7	65.2	4.5	220.17	203.85	8.0	297.81	281.11	5.9
Other	8	2,475	185.31	186.12	(0.4)	58.1	61.8	(3.7)	107.61	115.09	(6.5)	157.21	161.99	(3.0)
All Markets	37	22,711	$256.62	$250.75	2.3%	69.2%	71.3%	(2.1)% pts	$177.67	$178.94	(0.7)%	$297.30	$295.67	0.5%
_____________________________________
(1)Calculated based on unrounded numbers.

22
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: Q1 2025 VS Q1 2024 (CONTINUED)

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	1Q25	1Q24	Change(1)	1Q25	1Q24	Change(1)	1Q25	1Q24	Change
Hawaii(2)	2	3,525	$45	$64	(29.0)%	$133	$154	(13.1)%	34.3%	42.0%	(770)	bps
Orlando	3	2,325	43	36	17.1	107	96	11.4	40.1	38.2	190
New York	1	1,878	(4)	(2)	(95.0)	51	55	(7.1)	(8.5)	(4.0)	(450)
New Orleans	1	1,622	20	17	18.0	47	44	6.9	42.1	38.1	400
Boston(3)	3	1,536	4	10	(62.1)	27	28	(3.3)	14.2	36.1	(2,190)
Southern California	5	1,773	8	9	(11.7)	39	39	(0.5)	20.4	23.0	(260)
Key West	2	461	18	16	16.4	37	33	11.3	49.4	47.2	220
Chicago	3	2,467	(11)	(10)	(7.1)	29	27	6.9	(37.4)	(37.3)	(10)
Puerto Rico	1	652	9	8	9.7	27	25	8.3	34.3	33.9	40
Washington, D.C.	2	1,085	4	4	11.1	20	18	7.5	20.9	20.2	70
Denver	1	613	2	3	(38.6)	9	9	(5.3)	19.0	29.3	(1,030)
Miami	1	393	7	6	7.4	14	14	3.0	50.2	48.1	210
Seattle	2	1,246	(1)	—	(88.9)	15	15	(1.8)	(5.3)	(2.7)	(260)
San Francisco	2	660	4	3	14.0	18	17	4.8	21.1	19.4	170
Other	8	2,475	3	5	(33.6)	35	36	(4.0)	8.3	12.1	(380)
All Markets	37	22,711	$151	$169	(10.4)%	$608	$610	(0.5)%	24.9%	27.7%	(280)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.

23
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: Q1 2025 VS Q1 2024

	(unaudited)	ADR			Occupancy			RevPAR			Total RevPAR
		1Q25	1Q24	Change(1)	1Q25	1Q24	Change	1Q25	1Q24	Change(1)	1Q25	1Q24	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$294.20	$303.73	(3.1)%	77.5%	91.8%	(14.3)% pts	$228.03	$278.70	(18.2)%	$375.14	$451.51	(16.9)%
2	Hilton Waikoloa Village	342.90	347.29	(1.3)	82.1	83.1	(1.0)	281.38	288.57	(2.5)	620.37	609.73	1.7
3	Signia by Hilton Orlando Bonnet Creek	282.00	275.09	2.5	78.0	77.6	0.4	220.06	213.49	3.1	589.74	533.73	10.5
4	Waldorf Astoria Orlando	471.63	445.50	5.9	74.9	60.1	14.8	353.35	267.64	32.0	639.58	505.34	26.6
5	New York Hilton Midtown	269.13	254.83	5.6	70.6	74.8	(4.2)	189.87	190.37	(0.3)	304.26	324.03	(6.1)
6	Hilton New Orleans Riverside	260.85	227.65	14.6	69.0	75.0	(6.0)	180.02	170.75	5.4	323.96	299.65	8.1
7	Caribe Hilton	341.93	347.89	(1.7)	92.2	83.7	8.5	315.29	291.32	8.2	456.78	416.97	9.5
8	Hilton Boston Logan Airport	201.80	198.03	1.9	90.4	92.1	(1.7)	182.39	182.43	—	235.51	236.94	(0.6)
9	Hyatt Regency Boston	198.14	194.28	2.0	68.6	72.6	(4.0)	136.02	141.19	(3.7)	179.83	190.80	(5.7)
10	Hilton Santa Barbara Beachfront Resort	260.95	254.75	2.4	65.4	68.3	(2.9)	170.74	174.10	(1.9)	284.34	280.14	1.5
11	Hyatt Regency Mission Bay Spa and Marina	215.94	220.64	(2.1)	73.4	70.6	2.8	158.57	155.92	1.7	292.34	291.97	0.1
12	Casa Marina Key West, Curio Collection	712.26	688.13	3.5	89.0	82.2	6.8	633.58	565.41	12.1	931.20	800.71	16.3
13	The Reach Key West, Curio Collection	634.57	637.96	(0.5)	88.6	88.2	0.4	562.23	562.99	(0.1)	830.59	793.59	4.7
14	Hilton Chicago	166.23	157.46	5.6	48.6	43.9	4.7	80.72	69.00	17.0	166.71	142.36	17.1
15	Hilton Denver City Center	166.01	170.58	(2.7)	57.7	63.5	(5.8)	95.77	108.28	(11.6)	154.19	161.09	(4.3)
16	Royal Palm South Beach Miami	358.65	350.53	2.3	86.4	86.5	(0.1)	309.76	303.19	2.2	400.66	384.82	4.1
17	DoubleTree Hotel Washington DC – Crystal City	191.95	175.24	9.5	71.4	68.9	2.5	137.11	120.71	13.6	186.86	170.71	9.5
18	Hilton McLean Tysons Corner	211.82	190.36	11.3	65.5	64.2	1.3	138.75	122.17	13.6	217.55	201.72	7.8
19	JW Marriott San Francisco Union Square	471.60	424.00	11.2	62.8	66.4	(3.6)	296.35	281.80	5.2	405.93	393.49	3.2
20	Juniper Hotel Cupertino, Curio Collection	221.00	209.99	5.2	60.5	69.1	(8.6)	133.75	145.06	(7.8)	148.17	166.31	(10.9)
	Total Core Hotels (20 Hotels)	287.54	278.45	3.3	72.2	75.0	(2.8)	207.50	208.63	(0.5)	353.48	350.87	0.7

	All Other Hotels (17 Hotels)	175.90	176.56	(0.4)	62.6	63.3	(0.7)	110.10	111.76	(1.5)	170.04	170.77	(0.4)
	Total Comparable Hotels (37 Hotels)	$256.62	$250.75	2.3%	69.2%	71.3%	(2.1)% pts	$177.67	$178.94	(0.7)%	$297.30	$295.67	0.5%
_____________________________________
(1)Calculated based on unrounded numbers.

24
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: Q1 2025 VS Q1 2024 (CONTINUED)

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		1Q25	1Q24	Change(1)	1Q25	1Q24	Change(1)	1Q25	1Q24	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)	$32	$51	(36.1)%	$97	$118	(17.5)%	33.4%	43.1%	(970)	bps
2	Hilton Waikoloa Village(2)	13	14	(3.0)	36	36	1.6	36.6	38.3	(170)
3	Signia by Hilton Orlando Bonnet Creek	23	20	13.6	54	49	9.3	43.0	41.4	160
4	Waldorf Astoria Orlando	11	7	44.3	29	23	25.2	36.7	31.8	490
5	New York Hilton Midtown	(4)	(2)	(95.0)	51	55	(7.1)	(8.5)	(4.0)	(450)
6	Hilton New Orleans Riverside	20	17	18.0	47	44	6.9	42.1	38.1	400
7	Caribe Hilton	9	8	9.7	27	25	8.3	34.3	33.9	40
8	Hilton Boston Logan Airport(3)	2	4	(46.4)	13	13	(1.7)	17.4	31.9	(1,450)
9	Hyatt Regency Boston(3)	1	4	(67.7)	8	9	(6.8)	13.7	39.5	(2,580)
10	Hilton Santa Barbara Beachfront Resort	3	3	(4.7)	9	9	0.4	27.5	29.0	(150)
11	Hyatt Regency Mission Bay Spa and Marina	2	2	(16.9)	12	12	(1.0)	16.8	20.0	(320)
12	Casa Marina Key West, Curio Collection	13	11	20.3	26	23	15.0	50.4	48.2	220
13	The Reach Key West, Curio Collection	5	5	7.6	11	10	3.5	47.1	45.3	180
14	Hilton Chicago	(3)	(5)	33.0	23	20	15.8	(14.2)	(24.5)	1,030
15	Hilton Denver City Center	2	3	(38.6)	9	9	(5.3)	19.0	29.3	(1,030)
16	Royal Palm South Beach Miami	7	6	7.4	14	14	3.0	50.2	48.1	210
17	DoubleTree Hotel Washington DC – Crystal City	3	2	13.5	11	10	8.3	25.1	23.9	120
18	Hilton McLean Tysons Corner	1	1	6.8	9	8	6.7	16.0	16.0	—
19	JW Marriott San Francisco Union Square	4	4	17.5	12	12	2.0	30.4	26.4	400
20	Juniper Hotel Cupertino, Curio Collection	—	1	(47.2)	3	3	(11.9)	16.1	26.8	(1,070)
	Total Core Hotels (20 Hotels)	144	156	(7.4)	501	502	(0.3)	28.8	31.0	(220)

	All Other Hotels (17 Hotels)(3)	7	13	(45.8)	107	108	(1.5)	6.7	12.2	(550)
	Total Comparable Hotels (37 Hotels)	$151	$169	(10.4)%	$608	$610	(0.5)%	24.9%	27.7%	(280)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.

25
HILTON DENVER CITY CENTER
PROPERTIES
ACQUIRED AND
SOLD

26
HILTON DENVER CITY CENTER
PROPERTIES ACQUIRED AND SOLD
PROPERTIES ACQUIRED

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
The Wade(2)	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(3)	New Orleans, LA	410
The Midland Hotel, a Tribute Portfolio Hotel(4)	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(5)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(5)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(5)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(6)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(3)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(5)	San Francisco, CA	171
W New Orleans – French Quarter(5)	New Orleans, LA	97
		5,981
_____________________________________
(1)Park’s acquisition of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)In February 2025, the W Chicago – Lakeshore was converted to The Wade.
(3)Sold in 2019.
(4)In January 2025, the W Chicago – City Center was converted to The Midland Hotel, a Tribute Portfolio Hotel.
(5)Sold in 2021.
(6)Sold in 2022.

27
HILTON DENVER CITY CENTER
PROPERTIES ACQUIRED AND SOLD
PROPERTIES SOLD

TOTAL SALES
Year	Number of Hotels	Room Count	Gross Proceeds(1)
			(in millions)

2018	13	3,193	$519.0
2019	8	2,597	496.9
2020	2	700	207.9
2021	5	1,042	476.6
2022	7	2,207	316.9
2023	1	508	118.3
2024	2	769	76.3

	38(2)	11,016	$2,211.9

2024 SALES
Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)

Hilton La Jolla Torrey Pines(3)	La Jolla, California	July 2024	394	$41.3
DoubleTree Hotel Spokane City Center(4)	Spokane, Washington	December 2024	375	35.0
			769	$76.3
____________________________________
(1)Gross proceeds from the sale of joint ventures represent Park’s pro-rata share.
(2)To date, Park has sold its interest in 38 hotels. In addition, five other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023.
(3)The unconsolidated hotel was sold for total gross proceeds of approximately $165 million, of which $41.3 million represents Park’s pro-rata share.
(4)The hotel that was owned by a consolidated joint venture was sold for total gross proceeds of approximately $35 million, which were reduced for the repayment of the
$14 million mortgage loan. Park’s pro-rata share of the net proceeds was approximately $10 million.

28
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE
SUPPLEMENTARY
FINANCIAL
INFORMATION

29
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE TTM HOTEL METRICS

(unaudited, dollars in millions)
	Three Months Ended				TTM
	June 30,	September 30,	December 31,	March 31,	March 31,
	2024	2024	2024	2025	2025
Comparable RevPAR	$198.26	$190.94	$179.02	$177.67	$186.49
Comparable Occupancy	77.5%	78.0%	69.9%	69.2%	73.7%
Comparable ADR	$255.83	$244.82	$255.98	$256.62	$253.12

Total Revenues	$686	$649	$625	$630	$2,590
Operating income	$121	$95	$83	$7	$306
Operating income margin(1)	17.5%	14.6%	13.3%	1.1%	11.8%

Comparable Hotel Revenues	$655	$620	$600	$608	$2,483
Comparable Hotel Adjusted EBITDA	$198	$168	$147	$151	$664
Comparable Hotel Adjusted EBITDA margin(1)	30.2%	27.2%	24.6%	24.9%	26.8%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Comparable RevPAR	$178.94	$198.26	$190.94	$179.02	$186.78
Comparable Occupancy	71.3%	77.5%	78.0%	69.9%	74.2%
Comparable ADR	$250.75	$255.83	$244.82	$255.98	$251.74

Total Revenues	$639	$686	$649	$625	$2,599
Operating income	$92	$121	$95	$83	$391
Operating income margin(1)	14.5%	17.5%	14.6%	13.3%	15.0%

Comparable Hotel Revenues	$610	$655	$620	$600	$2,485
Comparable Hotel Adjusted EBITDA	$169	$198	$168	$147	$682
Comparable Hotel Adjusted EBITDA margin(1)	27.7%	30.2%	27.2%	24.6%	27.5%
_____________________________________
(1)Percentages are calculated based on unrounded numbers.

30
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE HOTEL ADJUSTED EBITDA – TTM 2025

	Three Months Ended				TTM
(unaudited, in millions)	June 30,	September 30,	December 31,	March 31,	March 31,
	2024	2024	2024	2025	2025
Net income (loss)	$67	$57	$73	$(57)	$140
Depreciation and amortization expense	64	63	65	69	261
Interest income	(5)	(6)	(5)	(3)	(19)
Interest expense	54	54	53	52	213
Interest expense associated with hotels in receivership(1)	15	15	16	16	62
Income tax (benefit) expense	(12)	2	(52)	1	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	4	1	2	9
EBITDA	185	189	151	80	605
Gain on sales of assets, net	—	—	(8)	—	(8)
Gain on derecognition of assets(1)	(15)	(15)	(16)	(16)	(62)
Gain on sale of investments in affiliates(2)	—	(19)	—	—	(19)
Share-based compensation expense	5	5	5	4	19
Impairment and casualty loss	7	—	1	70	78
Other items	11	(1)	5	6	21
Adjusted EBITDA	193	159	138	144	634
Less: Adjusted EBITDA from hotels disposed of	(1)	—	—	—	(1)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	—	—	—	(1)
Comparable Adjusted EBITDA	191	159	138	144	632
Less: Adjusted EBITDA from investments in affiliates	(7)	(3)	(4)	(8)	(22)
Add: All other(3)	14	12	13	15	54
Comparable Hotel Adjusted EBITDA	$198	$168	$147	$151	$664
_____________________________________
(1)Represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)Includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

31
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE HOTEL ADJUSTED EBITDA – FULL-YEAR 2024

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Net income	$29	$67	$57	$73	$226
Depreciation and amortization expense	65	64	63	65	257
Interest income	(5)	(5)	(6)	(5)	(21)
Interest expense	53	54	54	53	214
Interest expense associated with hotels in receivership(1)	14	15	15	16	60
Income tax expense (benefit)	1	(12)	2	(52)	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	4	1	10
EBITDA	160	185	189	151	685
Gain on sales of assets, net	—	—	—	(8)	(8)
Gain on derecognition of assets(1)	(14)	(15)	(15)	(16)	(60)
Gain on sale of investments in affiliates(2)	—	—	(19)	—	(19)
Share-based compensation expense	4	5	5	5	19
Impairment and casualty loss	6	7	—	1	14
Other items	6	11	(1)	5	21
Adjusted EBITDA	162	193	159	138	652
Less: Adjusted EBITDA from hotels disposed of	—	(1)	—	—	(1)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(1)	—	—	(2)
Comparable Adjusted EBITDA	161	191	159	138	649
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(3)	(4)	(21)
Add: All other(3)	15	14	12	13	54
Comparable Hotel Adjusted EBITDA	$169	$198	$168	$147	$682
_____________________________________
(1)For the year ended December 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

32
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE TTM HOTEL REVENUES – 2025 AND 2024

	Three Months Ended				TTM
(unaudited, in millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	March 31, 2025
Total Revenues	$686	$649	$625	$630	$2,590
Less: Other revenue	(22)	(21)	(22)	(22)	(87)
Less: Revenues from hotels disposed of	(9)	(8)	(3)	—	(20)
Comparable Hotel Revenues	$655	$620	$600	$608	$2,483

	Three Months Ended				Full-Year
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Total Revenues	$639	$686	$649	$625	$2,599
Less: Other revenue	(21)	(22)	(21)	(22)	(86)
Less: Revenues from hotels disposed of	(8)	(9)	(8)	(3)	(28)
Comparable Hotel Revenues	$610	$655	$620	$600	$2,485

33
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL
STRUCTURE

34
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL STRUCTURE
FIXED AND VARIABLE RATE DEBT

(unaudited, dollars in millions)				As of March 31, 2025

Debt(1)	Collateral	Interest Rate	Maturity Date
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	September 2025(2)	$52
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	124
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	156
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2028 Senior Notes	Unsecured	5.88%	October 2028	725
2029 Senior Notes	Unsecured	4.88%	May 2029	750
2030 Senior Notes	Unsecured	7.00%	February 2030	550
Finance lease obligations		7.04%	2025 to 2028	1
Total Fixed Rate Debt		5.11%(3)		3,663

Variable Rate Debt
Revolver(4)	Unsecured	SOFR + 2.00%(5)	December 2026	—
2024 Term Loan	Unsecured	SOFR + 1.95%(5)	May 2027	200
Total Variable Rate Debt		6.37%		200

Less: unamortized deferred financing costs and discount				(22)
Total Debt(1)(6)		5.18%(3)		$3,841
_____________________________________
(1)Excludes the SF Mortgage Loan secured by the Hilton San Francisco Hotels, which is included in debt associated with hotels in receivership in Park’s condensed consolidated balance sheets. In October
2023, the Hilton San Francisco Hotels were placed into court-ordered receivership, and thus, Park has no further economic interest in the operations of the hotels.
(2)The loan matures in August 2042 but became callable by the lender in August 2022 with six months of notice. As of March 31, 2025, Park had not received notice from the lender.
(3)Calculated on a weighted average basis.
(4)As of May 5, 2025, Park has $950 million of available capacity under the Revolver with no outstanding letters of credit.
(5)SOFR includes a credit spread adjustment of 0.1%.
(6)Excludes $157 million of Park’s share of debt of its unconsolidated joint ventures.

HYATT REGENCY
HYATT REGENCY

PARK
HOTELS & RESORTS

35
HYATT REGENCY BOSTON
DEFINITIONS

36
HYATT REGENCY BOSTON
DEFINITIONS
Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable
Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable Hotel
Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park’s portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented.
Additionally, Comparable metrics exclude results from property dispositions that have occurred through May 5, 2025 and the Hilton San Francisco
Hotels, which were placed into receivership at the end of October 2023.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.
Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park’s ongoing operating performance or incurred in the normal course of business, and thus, excluded from management’s analysis in making day-to-day operating decisions and evaluations of Park’s operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents
Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”)
GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted
EBITDA margin may not be comparable to similarly titled measures of other companies.

37
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel
Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure
(primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted
EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and
Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net
income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures.
Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

38
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as
(i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership.
The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies.
Net Debt to Adjusted EBITDA Ratio
Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels.
Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.

39
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

40
HILTON SANTA BARBARA BEACHFRONT RESORT
ANALYST
COVERAGE

41
HILTON SANTA BARBARA BEACHFRONT RESORT
ANALYST COVERAGE

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
Meredith Jensen	HSBC Global Research	(212) 525-6858	meredith.jensen@us.hsbc.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
RJ Milligan	Raymond James	(727) 567-2585	rjmilligan@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Richard Anderson	Wedbush Securities Inc.	(212) 938-9949	richard.anderson@wedbush.com
Jamie Feldman	Wells Fargo	(212) 214-5328	james.feldman@wellsfargo.com
Keegan Carl	Wolfe Research	(646) 582-9251	kcarl@wolferesearch.com